Exhibit 99.1

AMENDMENT NO.1 TO
STOCK PURCHASE AGREEMENT

This Amendment No. 1 to Stock Purchase Agreement (the “Amendment”), is dated as of August 11, 2014 by and among ForceField Energy Inc., a Nevada corporation (“Buyer”), 17th Street ALD Management Corporation, a Delaware corporation (the “Company”), and Jeffrey J. Brown, an individual, solely in his capacity as representative of the Sellers (the “Seller Representative”).

RECITALS

A. Pursuant to the terms of that certain Stock Purchase Agreement dated as of April 25, 2014 (the “Agreement”) by and among Buyer, the Company the stockholders of the Company (collectively, the “Sellers”) and the Seller Representative, Buyer acquired all of the issued and outstanding shares of the capital stock of the Company from the Sellers;

B. Buyer, the Company and the Seller Representative, acting on behalf of the Sellers, now wish to amend certain of the terms of the Agreement, as further set forth below;

C. All capitalized terms not otherwise defined in this Amendment shall have the meanings therefor, as set forth in the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and such other consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, the Company and the Seller Representative agree as follows:

           1. AR Payments.  Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

2.1           AR Payments.

(a)           Each and every AR Payment made to the Sellers from the Closing Date through the date of this Amendment shall be deemed properly paid by Buyer and/or the Company to the Sellers in accordance with the terms of the Agreement and shall not be otherwise affected by the following terms of this Section 2.1. Effective as of July 10, 2014, Buyer and the Company hereby grant a first priority security interest in, and otherwise assign, transfer and convey to the Sellers, the $1,064,163 of accounts receivable (the “AR Balance”) identified and set forth on Exhibit A attached hereto and incorporated into this Amendment by reference (the “Assigned Accounts”), as security for the full payment, discharge and performance by Buyer of its obligations to make the AR Payments due to the Sellers under the Agreement. The Sellers shall be entitled to receipt of every dollar collected from each and every Assigned Account, on a dollar-for-dollar basis, (the “Collected AR”) until the entirety of the AR Payments have been made in full, with the payment of any and all Collected AR to be made from time to time to the Sellers within five (5) Business Days of the collection of any such Assigned Accounts by Buyer and/or the Company.  Payment and performance of the entire AR Balance shall be guarantied by Buyer pursuant to the terms of that certain Continuing Corporate Guaranty delivered by Buyer to the Seller Representative on the execution of this Amendment. Such Continuing Corporate Guaranty of Buyer shall be substantially in the form of Exhibit B hereto (the “Guaranty”).

    (b)           Notwithstanding anything contained herein to the contrary, any and all Collected AR received after July 10, 2014 and prior to September 15, 2014 by either the Company or Buyer on behalf of the Sellers shall be immediately loaned by the Sellers to Buyer pursuant to the terms and subject to the conditions of that certain Senior Secured Short Term Promissory Note dated as of an even date with this Amendment substantially in the form attached hereto as Exhibit C to be delivered by Buyer to the Seller Representative (the “Short Term Note”). The Short Term Note shall be due and payable in full on or prior to September 16, 2014 (the “Maturity Date”), and the failure to pay the outstanding principle balance of the Short Term Note plus all accrued but unpaid interest due thereon by such Maturity Date will result in an Event of Default under the terms of the Short Term Note and in accordance with the terms of the Seller Notes currently outstanding, as each such Seller Note is amended by this Amendment (collectively, the “Note Default”). The Short Term Note shall be deemed a “Secured Obligation” pursuant to the terms of that certain Security Agreement dated as of April 25, 2014 by and among Buyer, the Company and the Seller Representative and shall be entitled to all rights and benefits held by the Secured Party in and to the Collateral, as each term is defined therein. Following a Note Default, Buyer and the Company shall enter into a deposit control agreement whereby all Collected AR shall be directly deposited into a lockbox account (the “Lockbox”) established for the sole benefit of the Sellers (the “Lockbox Agreement”), such Lockbox Agreement to be in a form satisfactory to the Seller Representative, in his sole discretion. In that regard, once the Lockbox has been established pursuant to the terms of the Lockbox Agreement, any and all checks received by the Company from any source for payment of any of the Company’s accounts receivable, including both the Assigned Accounts and all other accounts receivable of the Company, shall be deposited in the Lockbox for the benefit of the Sellers until the entire AR Balance and all other amounts due thereto have been paid in full by such collections.

(c)           Buyer and the Company hereby irrevocably authorize the Seller Representative to file one or more UCC-1 financing statements in favor of the Sellers to reflect their security interest in and to the Assigned Accounts and otherwise arising under the Short Term Note.

2.           Seller Notes. Each of the Seller Notes is hereby amended as follows:

(a) Section 1.   Repayment. The following proviso shall be added to end of Section 1 of each Seller Note:

“,provided that the Maturity Date shall be deemed to have occurred concurrent with the closing of any underwritten equity or debt offering by Buyer or any of its affiliates pursuant to an effective registration statement on Form S-1 or S-3 filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended (a “Public Offering”), at which point the principal amount outstanding under this Note together with all accrued and unpaid interest due thereon shall be immediately due and payable in full.”

(b) Section 5. Events of Default; Rights and Remedies on Default. The following subsection shall be added to end of Section 5(a) of each Seller Note:

“; (i) the consummation of a Public Offering; and

(j) any Event of Default under that certain Senior Secured Short Term Promissory Note dated as of July __, 2014.”

3.           Buyer Representations and Warranties. Buyer hereby restates in their entirety each of the representations and warranties made thereby in Article V of the Agreement as if stated in this Amendment, and hereby certifies that each such representation and warranty is true and correct in all material respects.

                4.           Expenses.  Buyer shall pay the reasonable legal fees and expenses of the Sellers and the Seller Representative with respect to the transactions contemplated by this Amendment.

               5.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

6.           Specific Performance.  Buyer and the Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that the Seller Representative shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

7.           No Further Changes.  Except as otherwise amended pursuant to the terms of this Amendment, the terms, conditions and restrictions of the Agreement shall remain in full force and effect without further amendment or modification.

IN WITNESS WHEREOF, Buyer, the Company and the Seller Representative have caused this Agreement to be signed by their respective representatives, thereunto duly authorized as of the date first written above.

BUYER: FORCEFIELD ENERGY INC. By:/s/ David Natan David Natan Chief Executive Officer
THE COMPANY: 17TH STREET ALD MANAGEMENT CORPORATION By:/s/ David Natan David Natan Vice President
SELLER REPRESENTATIVE:
By:/s/ Jeffery J. Brown Jeffrey J. Brown, an individual

Exhibit A
Assigned Accounts

Exhibit B
Continuing Corporate Guaranty

Exhibit C
Senior Secured Short Term Note